Exhibit 99.1

FOXO Technologies Appoints Taylor Fay as Chief Operating Officer

MINNEAPOLIS, February 3, 2023 -- FOXO Technologies Inc. (“FOXO”), a leader in commercializing epigenetic biomarkers of health and aging, today announced the appointment of Taylor Fay to the role of Chief Operating Officer, effective immediately.

In this executive role, Taylor will oversee overall operations, strategy execution, product management, and other essential company functions.

Taylor joined FOXO in 2018, most recently serving as the VP of Product. He has more than a decade of experience developing underwriting products and delivering operational excellence for Fortune 100 companies across the insurance and financial services industries. Taylor has a strong track record of successfully developing new product offerings, advancing them to market, and managing product portfolios in excess of $100 million. Taylor holds an MBA from the Carlson School of Management.

“Throughout his tenure at FOXO, Taylor has demonstrated an exceptional ability to implement strategy, streamline workflows, and work closely with our partners to advance important business initiatives across the finish line. Taylor has all the qualities necessary to lead our daily operations and has earned this position,” said, Tyler Danielson, Chief Technology Officer and Interim-CEO of FOXO.

“I’m honored to join the executive team as Chief Operating Officer,” said Fay. “It is an exciting time for our business as we seek to improve and optimize both human health span and lifespan through epigenetic science. I look forward to working with Tyler and the rest of the leadership team to enhance our product offerings and execute on our strategic goals.”

About FOXO Technologies Inc. (“FOXO”)

FOXO is a technology platform company focused on commercializing longevity science through products and services that serve the life insurance industry. FOXO’s epigenetic technology applies AI to DNA methylation to identify molecular biomarkers of human health and aging. FOXO seeks to modernize the life insurance industry by simplifying the consumer underwriting journey with saliva-based biomarkers and enhancing life insurance’s consumer value proposition with the FOXO Longevity Report™. For more information about FOXO, visit www.foxotechnologies.com. For more information about FOXO LIFE, visit www.foxolife.com. For investor information and updates, visit https://foxotechnologies.com/investors.

Forward-Looking Statements

This press release contains certain forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of FOXO, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding FOXO and the future held by management teams of FOXO, the future financial condition and performance of FOXO, and the products and markets and expected future performance and market opportunities of FOXO. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “strategy,” “may,” “might,” “strategy,” “opportunity,” “plan,” project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that changes in the competitive and highly regulated industries in which FOXO operates, variations in operating performance across competitors, changes in laws and regulations affecting FOXO’s business, and changes in the combined capital structure, (ii) the ability to implement FOXO’s business plans, forecasts, and other expectations, (iii) potential inability of FOXO to establish or maintain relationships required to advance its goals or to achieve its commercialization and development plans, (iv) the enforceability of FOXO’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, and (v) the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry or in the markets or industries in which FOXO’s prospective customers operate, including the highly regulated insurance industry. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section included in the Current Report on Form 8-K filed with the SEC on September 21, 2022, including those set forth under “Risk Factors” therein, and other documents filed or to be filed by FOXO from time to time with the SEC. These filings identify and address other significant risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and FOXO assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts / Investor Relations

Matthew Hausch, Cody Slach

Gateway Investor Relations

(949) 574-3860

FOXO@gatewayir.com